EXHIBIT 32.1

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
    AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Goldman Sachs Hedge Fund Strategies LLC, hereby certifies that Goldman Sachs Hedge Fund Partners, LLC's (the "Company's") Form 10-K for the period ended December 31, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ George H. Walker
                                           --------------------------------
                                           Name:    George H. Walker
                                           Title:   Chief Executive Officer

Date:  March 29, 2005


     The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.